Exhibit 99.1

FOR IMMEDIATE RELEASE

Jackson Announces New President and Chief Risk Officer

LANSING, Mich. ― April 10, 2025 — Jackson Financial Inc.1 (NYSE: JXN) (Jackson®) announced today that Chris Raub has been appointed President of its main operating subsidiary, Jackson National Life Insurance Company®. In this new role, he has responsibility for all go-to-market activities, driving sustainable growth and ensuring Jackson remains at the forefront of industry advancements. Raub will have oversight of Jackson’s distribution, product development, operations, information technology and sub-advisor/fund accounting functions. Steve Binioris has been appointed to succeed Raub as Executive Vice President and Chief Risk Officer, overseeing all enterprise risk management, including financial and operational risks. Pam Bottles has been named interim Chief Actuary as the Company begins a search to fill Binioris’ prior role. Raub and Binioris will both report to Laura Prieskorn, Chief Executive Officer. These changes will be effective April 14, 2025.

“Chris’s experience, commitment to innovation and effective leadership skills will be invaluable in this role as we advance our strategic priorities,” stated Laura Prieskorn, President and Chief Executive Officer of Jackson Financial Inc. “I am proud our focus on succession planning has resulted in a smooth transition for Steve to take on his new role. I am confident in the leadership Chris and Steve will provide and look forward to continued collaboration as Jackson delivers value to all stakeholders, ultimately helping more Americans secure their financial futures.”

Raub has been with Jackson for more than 25 years, having most recently served as Executive Vice President and Chief Risk Officer. Previously, Raub held numerous other roles within the Company, including senior managing director and head of insurance assets at PPM America, Inc. (PPM), a subsidiary entity of Jackson. In that role, he was responsible for overseeing the life insurance company’s general account. Prior to joining the Company, Raub worked at GE Capital’s Merchant Banking group, Heller Financial’s Corporate Finance group and Arthur Andersen’s Specialty Consulting group. He earned a bachelor’s degree in accounting from Miami University (Ohio) and a master’s in business administration from Northwestern University.

“I am honored to take on the role of President, Jackson National Life Insurance Company, as we navigate through this next phase of growth,” commented Raub. “Throughout my career, Jackson has consistently evolved to meet the demands of the market with competitive products and unparalleled service, setting a standard within the annuity industry. I look forward to building on that legacy, working with our talented teams across the organization to not only meet the needs of our distribution partners and policyholders, but to exceed their expectations.”

1Jackson Financial Inc. is a U.S. holding company and the direct parent of Jackson Holdings LLC (JHLLC). The wholly-owned direct and indirect subsidiaries of JHLLC include Jackson National Life Insurance Company, Brooke Life Insurance Company, PPM America, Inc. and Jackson National Asset Management, LLC.

Binioris joined Jackson in 2001 and has held various roles within the Company, including most recently serving as Senior Vice President and Chief Actuary at Jackson National Life Insurance Company. During his tenure, he has held responsibility for oversight of the Company’s Asset Liability Management team. Prior to Jackson, he held positions with Sun Life Financial and London Life. Binioris earned a bachelor’s degree in mathematics from the University of Waterloo. He is a Fellow in the Society of Actuaries, a member of the American Academy of Actuaries and holds the Chartered Financial Analyst designation.

“I’m proud to serve in the role of Chief Risk Officer, building on a nearly 25-year career at Jackson,” commented Binioris. “Our customer-first mentality, strong team collaboration and disciplined approach to risk management will continue to serve us well as we safeguard the trust of our customers and maintain our position as an industry leader.”

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ABOUT JACKSON

Jackson® (NYSE: JXN) is committed to helping clarify the complexity of retirement planning—for financial professionals and their clients. Through our range of annuity products, financial know-how, history of award-winning service* and streamlined experiences, we strive to reduce the confusion that complicates retirement planning. We take a balanced, long-term approach to responsibly serving all our stakeholders, including customers, shareholders, distribution partners, employees, regulators and community partners. We believe by providing clarity for all today, we can help drive better outcomes for tomorrow. For more information, visit www.jackson.com.

*SQM (Service Quality Measurement Group) Call Center Awards Program for 2004 and 2006-2024. (Criteria used for Call Center World Class FCR Certification is 80% or higher of customers getting their contact resolved on the first call to the call center (FCR) for 3 consecutive months or more.)

Jackson® is the marketing name for Jackson Financial Inc., Jackson National Life Insurance Company® (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

SAFE HARBOR STATEMENT

The information in this press release contains forward-looking statements about future events and circumstances and their effects upon revenues, expenses and business opportunities. Generally speaking, any statement in this release not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of forward-looking or conditional words, such as “could,” “should,” “can,” “continue,” “estimate,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “predict,” “remain,” “future,” “confident” and “commit” or similar expressions. In particular, statements regarding plans, strategies, prospects, targets and expectations regarding the business and industry are forward-looking statements. They reflect expectations, are not guarantees of performance and speak only as of the dates the statements are made. We caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed, or implied. Factors that could cause actual results to differ materially from those in the forward-looking statements include those reflected in Part I, Item 1A. Risk Factors and Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 26, 2025, and elsewhere in the Company’s reports filed with the SEC. Except as required by law, Jackson Financial Inc. does not undertake to update such forward-looking statements. You should not rely unduly on forward-looking statements.

WEBSITE INFORMATION

Visit investors.jackson.com to view information regarding Jackson Financial Inc. We routinely use our investor relations website as a primary channel for disclosing key information to our investors. We may use our website as a means of disclosing material, non-public information and for complying with our disclosure obligations. Accordingly, investors should monitor our investor relations website, in addition to following our press releases, filings with the SEC, public conference calls, presentations, and webcasts. We and certain of our senior executives may also use social media channels to communicate with our investors and the public about our Company and other matters, and those communications could be deemed to be material information. The information contained on, or that may be accessed through, our website, our social media channels, or our executives’ social media channels is not incorporated by reference into and is not part of this release.

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Media Contact:

Patrick Rich

patrick.rich@jackson.com

Investor Relations Contact:

Andrew Campbell

andrew.campbell@jackson.com